                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of ___________, 1998.

                                /s/ John W. Bachmann
                                ------------------------------------
                                John W. Bachmann

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of ___________, 1998.

                                /s/ William F. Compton
                                ------------------------------------
                                William F. Compton

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1998.

                                /s/ Eugene P. Conese
                                ------------------------------------
                                Eugene P. Conese

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of January, 1998.

                                /s/ William M. Hoffman
                                ------------------------------------
                                William M. Hoffman

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of January, 1998.

                                /s/ Thomas H. Jacobsen
                                ------------------------------------
                                Thomas H. Jacobsen

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of
TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1998.

                                /s/ Myron Kaplan
                                ------------------------------------
                                Myron Kaplan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1998.

                                /s/ Thomas F. Meagher
                                ------------------------------------
                                Thomas F. Meagher

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of ___________, 1998.

                                /s/ G. Joseph Reddington
                                ------------------------------------
                                G. Joseph Reddington

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1998.

                                /s/ Blanche M. Touhill
                                ------------------------------------
                                Blanche M. Touhill

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Tumblin, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1998.

                                /s/ Stephen M. Tumblin
                                ------------------------------------
                                Stephen M. Tumblin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of January, 1998.

                                /s/ David M. Kennedy
                                ------------------------------------
                                David M. Kennedy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its 9 1/4 % Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock") and its 9 1/4 % Convertible Subordinated Debentures due 2007 (the "Debentures") and shares of Common Stock issuable in exchange and conversion of the Preferred Stock or the Debentures, respectively, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____day of _________, 1998.

                                /s/ William O'Driscol
                                ------------------------------------
                                William O'Driscol